UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

Apptigo International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-186330	99-0382426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Venetian Way Suite 33B Miami Beach, FL 33133
(Address of principal executive offices)

Registrant’s telephone number, including area code: (844)-277-8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The prior report on Form 8-K filed on May 1, 2014, announcing the 3.5-for-one forward stock split of the Company’s outstanding common shares incorrectly designated the effective date of the stock split as June 30, 2014. The stock split was effective as of the open of business on April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apptigo International, Inc.

Date: May 12, 2014	By:	/s/ Casey Cordes
Casey Cordes, Chief Executive Officer

	By:	/s/ David Steinberg
David Steinberg, President and Treasurer